Acquisitions (Tables)	12 Months Ended
Dec. 31, 2014
Wotif Group
Schedule of Purchase Price Allocation

The aggregate purchase price consideration of $568 million was allocated to the fair value of assets acquired and liabilities assumed as follows, in thousands:

Goodwill	$350,093
Intangible assets with indefinite lives	125,762
Intangible assets with definite lives(1)	138,292
Net liabilities(2)	(43,429)
Deferred tax liabilities	(2,908)

Total	$567,810

(1)	Acquired definite-lived intangible assets primarily consist of supplier contracts and customer relationships and have estimated useful lives of between less than one year and 10 years with a weighted average life of 7.8 years.
(2)	Includes cash acquired of $36 million.

Trivago
Schedule of Purchase Price Allocation

The purchase price was allocated to the fair value of assets acquired and liabilities assumed as follows, in thousands:

Goodwill	$633,436
Intangible assets with indefinite lives	220,416
Intangible assets with definite lives(1)	136,281
Net assets(2)	19,064
Deferred tax liabilities	(111,379)
Redeemable noncontrolling interest	(343,984)

Total	$553,834

(1)	Acquired definite-lived intangible assets primarily consist of technology, partner relationship and non-compete agreement assets and have estimated useful lives of between 3 and 7 years with a weighted average life of 3.7 years.
(2)	Includes cash acquired of $13 million.

Travel management company
Schedule of Purchase Price Allocation

The following table summarizes the allocation of the purchase price, in thousands:

Goodwill	$129,156
Intangible assets with definite lives(1)	111,864
Net liabilities(2)	(28,913)

Total	$212,107

(1)	Primarily consist of customer and supplier relationship assets with a weighted average life of 8.1 years.
(2)	Includes cash acquired of $13 million.